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                                                                      EXHIBIT 21


                         PENNCORP FINANCIAL GROUP, INC.
                           As of:  December 31, 1996

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PENNCORP FINANCIAL GROUP, INC. (DELAWARE)
      PENNCORP SOUTHWEST, INC. (DELAWARE)
           SOUTHWESTERN FINANCIAL CORPORATION (DELAWARE)
                   SOUTHWESTERN FINANCIAL SERVICES CORPORATION (DELAWARE)
                   SOUTHWESTERN LIFE COMPANIES, INC. (DELAWARE)
                           CONSTITUTION LIFE INSURANCE COMPANY (TEXAS)
                                 SOUTHWESTERN LIFE INSURANCE COMPANY (TEXAS)
                                 UNION BANKERS INSURANCE COMPANY (TEXAS)
                                 MARQUETTE NATIONAL LIFE INSURANCE COMPANY (TEXAS)
      PENNCORP FINANCIAL SERVICES, INC. (DELAWARE)
           KIVEX, INC. (DELAWARE)
      UC MORTGAGE CORPORATION (DELAWARE)
      AMERICAN-AMICABLE HOLDINGS CORPORATION  (DELAWARE)
           PIONEER SECURITY LIFE INSURANCE COMPANY(TEXAS)
                   AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS (TEXAS)
                           ALICO MANAGEMENT COMPANY (TEXAS)
                           PIONEER AMERICAN INSURANCE COMPANY (TEXAS)
      ILC CAPITAL ACQUISITION CORP. (DELAWARE)
           SALEM HOLDINGS CORPORATION (DELAWARE)
                   SALEM LIFE INSURANCE CORPORATION (NORTH CAROLINA)
                           OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA (NORTH CAROLINA)
                           INTEGON LIFE INSURANCE CORPORATION (NORTH CAROLINA)
                                 THE NETWORK AGENCY, INC. (OHIO)
                                 INTEGON LIFE NETWORK CORPORATION (NORTH CAROLINA)
                                 GEORGIA INTERNATIONAL LIFE INSURANCE COMPANY (NORTH CAROLINA)
                                           PIEDMONT LIFE INSURANCE COMPANY (GEORGIA)
                                           GROUP CONSULTANTS, INC. (GEORGIA)
      PENNCORP FINANCIAL, INC. (DELAWARE)
           CALIFORNIA SALES AGENCY, INC. (CALIFORNIA)
           MIDWEST REGION, INC. (IOWA)
                   MIDWEST REGION, INC. OF COLORADO (COLORADO)
           MISSISSIPPI REGION ASSOCIATES, INC. (ALABAMA)
           SAFE DRIVERS AGENCY UNLIMITED (UNITED KINGDOM)
           SOUTHEASTERN REGION ASSOCIATES, INC. (ALABAMA)
           UNITED SILVER SPRING ASSOCIATES, INC. (CALIFORNIA)
      PACIFIC LIFE AND ACCIDENT INSURANCE COMPANY (TEXAS)
           PROFESSIONAL INSURANCE CORPORATION (FLORIDA)
           UNITED COMPANIES LIFE INSURANCE COMPANY (LOUISIANA)
                   UNITED VARIABLE SERVICES, INC. (LOUISIANA)
           PENNSYLVANIA LIFE INSURANCE COMPANY (PENNSYLVANIA)
                           PENINSULAR LIFE INSURANCE COMPANY (NORTH CAROLINA)
                   MARKETING ONE FINANCIAL CORPORATION (DELAWARE)
                           PREMIER ONE, INC. (NORTH CAROLINA)
                           MARKETING ONE, INC. (NEVADA)
                                 ALTERNATIVE INVESTMENTS, INC. (INDIANA)
                                 FINESSE INVESTMENTS, INC. (HAWAII)
                                 FINESSE INVESTMENTS, INC. (MONTANA)
                                 MARKETING ONE INVESTMENT SERVICES CORPORATION (TEXAS)
                                 MARKETING ONE OF ALABAMA, INC. (ALABAMA)
                                 MARKETING ONE OF PUERTO RICO, INC. (PUERTO RICO)
                                 MARKETING ONE SECURITIES, INC. (CALIFORNIA)
                                 TAX SAVERS AGENCY, INC. (OHIO)
           PENNCORP LIFE INSURANCE COMPANY (CANADA)
                           PENNCORP CANADA MARKETING, INC. (CANADA)
      PENNCORP OCCIDENTAL, CORP. (DELAWARE)
           PENN LA FRANCO CORPORATION (BRITISH VIRGIN ISLANDS)
           LA FRANCO PENN LIFE COMPANIA DE SEGUROS DE VIDA S.A. (ARGENTINA)
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